Exhibit 21.1

SENIOR HOUSING PROPERTIES TRUST
SUBSIDIARIES OF THE REGISTRANT

Name	State of Formation
CCC Alpha Investments Trust	Maryland
CCC Delaware Trust	Maryland
CCC Financing I Trust	Maryland
CCC Financing Limited, L.P.	Delaware
CCC Investments I, L.L.C.	Delaware
CCC Leisure Park Corporation	Delaware
CCC of Kentucky Trust	Maryland
CCC Ohio Healthcare Trust	Maryland
CCC Pueblo Norte Trust	Maryland
CCC Retirement Communities II, L.P.	Delaware
CCC Retirement Partners Trust	Maryland
CCC Retirement Trust	Maryland
CCC Senior Living Corporation	Delaware
CCCP Senior Living LLC	Delaware
CCDE Senior Living LLC	Delaware
CCFL Senior Living LLC	Delaware
CCOP Senior Living LLC	Delaware
CCSL Senior Living LLC	Delaware
Crestline Ventures LLC	Delaware
CSL Group, Inc.	Indiana
Ellicott City Land I LLC	Delaware
Ellicott City Land II LLC	Delaware
HRES1 Properties Trust	Maryland
HRES2 Properties Trust	Maryland
Legacy Arbor View Healthcare LLC	Maryland
Legacy Ashland Care Center LLC	Maryland
Legacy Autumn Breeze Healthcare LLC	Maryland
Legacy Blue Hill Care Center LLC	Maryland
Legacy Cedars Healthcare LLC	Maryland
Legacy Central City Care Center LLC	Maryland
Legacy Cherrylyn Healthcare LLC	Maryland
Legacy College Park Healthcare LLC	Maryland
Legacy Crestview Healthcare LLC	Maryland
Legacy Exeter Care Center LLC	Maryland
Legacy Greentree Health LLC	Maryland
Legacy Gretna Care Center LLC	Maryland
Legacy La Mesa Healthcare LLC	Maryland
Legacy Lancaster Healthcare LLC	Maryland
Legacy Laramie Care Center LLC	Maryland
Legacy LaSalette Health LLC	Maryland
Legacy LaVilla Grande Care LLC	Maryland
Legacy Logan Valley Manor LLC	Maryland
Legacy Mantey Heights Rehab LLC	Maryland

Legacy Mory’s Haven LLC	Maryland
Legacy Northcrest Care LLC	Maryland
Legacy Northview Manor LLC	Maryland
Legacy Park Place LLC	Maryland
Legacy Pine Manor Health Care Center LLC	Maryland
Legacy Portfolio Holding Trust	Maryland
Legacy Prairie Ridge Care LLC	Maryland
Legacy Riverhills West Healthcare LLC	Maryland
Legacy Rose Brook Care Center LLC	Maryland
Legacy Southland Health LLC	Maryland
Legacy Springs Village Care Center LLC	Maryland
Legacy Sutherland Care Center LLC	Maryland
Legacy The Virginia Health Care LLC	Maryland
Legacy Thousand Oaks Healthcare LLC	Maryland
Legacy Union Park Care Center LLC	Maryland
Legacy Van Nuys Healthcare LLC	Maryland
Legacy Waverly Care Center LLC	Maryland
Legacy Wedgewood Care Center LLC	Maryland
Legacy West Bridge Care LLC	Maryland
Legacy West Ridge Care LLC	Maryland
Legacy Willow Tree Care LLC	Maryland
Legacy Woodhaven Care Center LLC	Maryland
Legacy Woodland Healthcare LLC	Maryland
Legacy Worland Healthcare LLC	Maryland
Leisure Park Venture Limited Partnership	Delaware
LTJ Senior Communities LLC	Delaware
MSD — Beaufort, LLC	Maryland
MSD — Bowling Green, LLC	Maryland
MSD — Camden, LLC	Maryland
MSD — Cleveland, LLC	Maryland
MSD — Conyers, LLC	Maryland
MSD — Cookeville, LLC	Maryland
MSD — Cullman, LLC	Maryland
MSD — Franklin, LLC	Maryland
MSD — Gainesville, LLC	Maryland
MSD — Hartsville, LLC	Maryland
MSD — Hopkinsville, LLC	Maryland
MSD — Jackson, LLC	Maryland
MSD — Knoxville, LLC	Maryland
MSD — Lexington, LLC	Maryland
MSD — Macon, LLC	Maryland
MSD — Madison, LLC	Maryland
MSD — Orangeburg, LLC	Maryland
MSD — Paducah, LLC	Maryland
MSD — Seneca, LLC	Maryland
MSD — Sheffield, LLC	Maryland

MSD Pool 1 LLC	Maryland
MSD Pool 2 LLC	Maryland
Panther GenPar Trust	Maryland
Panther Holdings Level I, L.P.	Delaware
SHOPCO-SD, LLC	Delaware
SNH ALT Leased Properties Trust	Maryland
SNH ALT Mortgaged Properties Trust	Maryland
SNH Capital Trust Holdings	Maryland
SNH Capital Trust I	Maryland
SNH Capital Trust II	Maryland
SNH Capital Trust III	Maryland
SNH CHS Properties Trust	Maryland
SNH Knight Properties Trust	Maryland
SNH NS Mtg Properties 2 Trust	Maryland
SNH NS Mtg Properties 3 Trust	Maryland
SNH NS Mtg Properties 4 Trust	Maryland
SNH NS Properties Trust	Maryland
SNH TRS, Inc.	Delaware
SNH/CSL Properties Trust	Maryland
SNH/LTA Properties GA LLC	Maryland
SNH/LTA Properties Trust	Maryland
SNHST.JOE, LLC	Delaware
SPTGEN Properties Trust	Maryland
SPTIHS Properties Trust	Maryland
SPT-Michigan Trust	Maryland
SPTMISC Properties Trust	Maryland
SPTMNR Properties Trust	Maryland
SPTMRT Properties Trust	Maryland
SPTSUN II Properties Trust	Maryland
SPTSUN Properties Trust	Maryland